EXHIBIT 99

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Media Sciences International, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002

/s/ Michael W. Levin
Michael W. Levin
Chief Executive Officer

Dated: November 13, 2002

/s/ Duncan Huyler
Duncan Huyler
Principal Financial Officer